UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     September 30, 2004
                                                  ------------------------------

                             BKF CAPITAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

           1-10024                                       36-0767530
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    (Commission File Number)                   (IRS Employer Identification No.)


  ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                   10020
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  (Address of Principal Executive Offices)                 (Zip Code)

                                  212-332-8400
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE CONTRACT.

                  On September 30, 2004, Levin Management Co., Inc. (the "Company"), a subsidiary of BKF Capital Group, Inc. ("BKF"), entered into a Separation Agreement and General Release, dated as of September 29, 2004 (the "Agreement"), with Gregory T. Rogers, BKF's Executive Vice President & Chief Operating Officer.

                  The Agreement provides that the effective date for Mr. Rogers' resignation from the Company shall be September 30, 2004 (the "Resignation Date"). It provides for the following payments to Mr. Rogers: (i) a lump sum separation amount of $97,677 to be paid on or about September 30, 2004, (ii) a payment of $12,500 on each of January 1, 2005, February 1, 2005, March 1, 2005, April 1, 2005, May 1, 2005 and June 1, 2005 for consulting services to be rendered to the Company for the period January 1, 2005 through June 30, 2005 and
(iii) a payment of $37,500 on each of July 1, 2005 and September 1, 2005 for consulting services to the Company provided that Mr. Rogers has established a bona fide consulting business. The Company will also pay for Mr. Rogers' medical benefits until the earlier of September 30, 2005 or until Mr. Rogers becomes employed and covered by another group insurance plan.

                  The Agreement provides for the delivery to Mr. Rogers, within 30 days of the Resignation Date, of an aggregate of 76,128 shares of BKF common stock issuable under deferred stock agreements between BKF and Mr. Rogers. Mr. Rogers is entitled to receive the cash value of 3,334 shares (valued as of September 30, 2004), in lieu of the receipt of such shares, by giving written notice, which Mr. Rogers has provided. In addition, pursuant to the terms of an option award agreement, Mr. Rogers has 30 days from the Resignation Date to purchase up to 65,049 shares of BKF common stock underlying stock options granted to him at an exercise price of $13.03125 per share (the exercise price of the options). For all shares of BKF common stock to be delivered to Mr. Rogers under the Agreement, Mr. Rogers is required to grant to persons designated by BKF his proxy to vote in accordance with the recommendation of management with respect to any matters to be voted on by stockholders of BKF.

                  The Agreement also includes a mutual release of claims between Mr. Rogers and the Company.

                  A copy of the Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

           (c)   EXHIBITS

EXHIBIT           DESCRIPTION
-------           -----------

10.1 Agreement between the Company and Gregory T. Rogers, dated September 29, 2004.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  October 6, 2004

                                     BKF CAPITAL GROUP, INC.


                                     By: /s/ Glenn A. Aigen
                                         ---------------------------------------
                                         Name:   Glenn A. Aigen
                                         Title:  Senior Vice President and Chief
                                                 Financial Officer

                                INDEX TO EXHIBITS


EXHIBIT           DESCRIPTION
-------           -----------

10.1 Agreement between the Company and Gregory T. Rogers, dated September 29, 2004.